BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                  245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10167
LONDON o PARIS o TOKYO                       (212) 272-2000;  (212) 272-7294 fax
--------------------------------------------------------------------------------
   GMACM Home Loan-Backed Term Notes, Series 2000-CL1: Computational Materials
--------------------------------------------------------------------------------

              STATEMENT   REGARDING   ASSUMPTIONS  AS  TO  SECURITIES,   PRICING
ESTIMATES, AND OTHER INFORMATION The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.
The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.
Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities. General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.



Bear Stearns                                                             Page 1

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

--------------------------------------------------------------------------------
GMACM Home Loan-Backed Term Notes, Series 2000-CL1
--------------------------------------------------------------------------------

                           $322,000,000 (Approximate)



Issuer:                             GMACM Home Loan Trust 2000-CL1

Seller and Servicer: GMAC Mortgage Corporation, a Pennsylvania corporation, will be the Seller and Servicer of the Home Loans. The Servicer will be obligated to service the Home Loans pursuant to the servicing agreement to be dated as of September [1], 2000, among the Servicer, the Issuer and the Indenture Trustee

Depositor:           Residential Asset Mortgage Products, Inc.

Credit Enhancer:     Ambac Assurance Corporation (the "Credit Enhancer")

Lead Underwriter:    Bear, Stearns & Co. Inc.

Co-Underwriters:     First Union Securities, Inc. and Greenwich Capital Markets

Indenture Trustee:   Wells Fargo Bank Minnesota (the "Indenture Trustee")

Owner Trustee:       Wilmington Trust Company

Cut-off Date:        September 1, 2000

Closing Date:        September [28], 2000

The Notes: Approximately $322,000,000 Home Loan-Backed Term Notes, Series 2000-CL1, are being offered (the Class A-1, Class A-2, Class A-3 and Class A-4 Notes (the "Senior Notes" or the "Class A Notes"), and the Class M and Class B Notes (the "Subordinate Notes" and together with the Senior Notes, the "Notes")). The Notes will be issued pursuant to an indenture to be dated as of September [1], 2000, between the Issuer and the Indenture Trustee.

The Certificates: GMACM Home Loan-Backed Certificates, Series 2000-CL1 (the "Certificates" and, together with the Notes, the "Securities"). The Certificates are not offered hereby.









Bear Stearns                                                             Page 2

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

Characteristics of the Notes(a)(b)(c)


Offered               Original                Life   Principal Principal
Securities           Principal               to      Lockout    Window                          Ratings
                       Balance    Coupon      Call   (months)  (months)   Designations    (Moody's/S&P/Fitch)
                                             (years)
----------------- ------------- ------------ ------- --------- --------- ---------------- --------------------

Class A-1 Notes   $139,004,000  Variable(d)   1.50     None       33     Senior/Floating      Aaa/AAA/AAA
Class A-2 Notes    $23,853,000    Fixed       3.00      32        7       Senior/Fixed        Aaa/AAA/AAA
Class A-3 Notes    $66,581,000    Fixed       4.50      38        44      Senior/Fixed        Aaa/AAA/AAA
Class A-4 Notes    $37,753,000    Fixed       9.08      81        42      Senior/Fixed        Aaa/AAA/AAA
Class M Notes      $34,256,000    Fixed       7.08      45        78     Subordinate/Fixed      A2/A/A
                                                                                              (S&P/Fitch)
Class B Notes      $20,553,000    Fixed       7.08      45        78     Subordinate/Fixed      BBB/BBB
----------------- ------------- ------------ ------- --------- --------- ---------------- --------------------

(a)     100% Prepayment Assumption:

          0.00% CPR in month 1, and an additional 0.8696% per annum in each month thereafter until month 24. On and after month 24, 20.00% CPR;

(b) The Notes are priced to a 10% clean-up call. The coupon on the Class A-4, Class M and Class B Notes will increase by [0.50]% beginning on the date when the current pool principal balance declines to less than 10% of the sum of (i) the principal balance of the initial home loans as of the cut-off date and (ii) the amount on deposit in the pre-funding account on the closing date (the "Pool Principal Balance").
(c)     100% P&I guaranty by Ambac on the Class A Notes.

(d)     The lesser of (i) One-Month LIBOR plus [      ]% per annum and
                 (ii) [10.00]%.


Offering:  The  Notes  will  be  issued   publicly  from  the  Depositor   shelf
     registration.

Form of Registration: Book-entry form, same day funds through DTC, Euroclear.

Prepayment Pricing Speed Assumption: A constant prepayment of 0.00% per year of the then outstanding principal balance of the loans in the first month of the life of the loans and an additional 0.8696% per year in each month thereafter until it reaches 20.00% on the 24th month. Beginning in the 24th month and thereafter during the life of such loans, a constant prepayment rate of 20.00% per year.

Payment Date: The 25th day of each month (or, if that day is not a business day, the next succeeding business day), commencing October 25, 2000.

Payment Delay:  With respect to the Class A-1 Notes, 0 days. With respect to the
     Class A-2, Class A-3, Class A-4, Class M and Class B Notes, 24 days.

Note Rate:  The Class A-1 Note Rate will be equal to the  lesser of (a)  1-month
     LIBOR + [ ]% per annum and (b) [10.00]% per annum, payable monthly.

     Interest will accrue on the Class A-1 Term Notes from and including the preceding Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date at the Class A-1 Note Rate based on the actual number of days elapsed during the Accrual Period and an assumed year of 360 days.




Bear Stearns                                                             Page 3

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

     Interest will accrue on the Class A-2, Class A-3, Class A-4, Class M and Class B Term Notes at a fixed rate during the month prior to the month of the related Payment Date (or from the Cut-off Date to the end of such month in the case of the first Payment Date) based on an assumed year of 360 days, consisting of 12 30-day months.

Assets of the Trust: The assets of the Trust will primarily consist of a pool of closed-end, fixed-rate home equity loans (the "Home Loans"). Substantially all of the Home Loans will be secured by second liens and have combined loan-to-value ratios of up to 110%.

     In addition to the Home Loans conveyed to the trust on the closing date, the property of the trust will include cash on deposit in certain accounts, including the pre-funding account and other collections on the home loans.

Pre-Funding Account: On the Closing Date, approximately $85,800,968 will be deposited into an account (the "Pre-Funding Account"), which amount will be funded from the proceeds of the sale of the Notes. The Transferor will be obligated to sell Home Loans after the Closing Date to the Trust and the Trust will be obligated to purchase such subsequent Home Loans during the period from the Closing Date until the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than [$50,000],
     (ii) December [28], 2000 and (iii) the occurrence of a Servicer default under the Sale and Servicing Agreement (the "Pre-Funding Period"). The subsequent Home Loans, as well as the initial Home Loans, will conform to certain specified characteristics. Amounts on deposit in the Pre-Funding Account will be invested in permitted investments as specified in the Indenture. Any amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be used to prepay the Notes.

Capitalized Interest Account: On the Closing Date, the Transferor will make a cash deposit from the proceeds of the sale of the Notes into an account held by the Indenture Trustee (the "Capitalized Interest Account"). Amounts on deposit in the Capitalized Interest Account will be withdrawn on each Payment Date during the Pre-Funding Period to fund portions of the interest payments on the Notes to the extent set forth in the Indenture and the Sale and Servicing Agreement.


Priority of Payments: On each payment date, principal and interest collections other than any excess interest on the Home Loans minus any fees and expenses of the trust, will be allocated from the payment account, in the following order of priority:

1) to pay to the Credit Enhancer the accrued and unpaid premium for the policy and any previously unpaid premiums, with interest thereon;



Bear Stearns                                                             Page 4

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

2)      to pay accrued and unpaid interest due on the Class A Notes;
3)      to pay accrued and unpaid interest due on the Class M Notes;
4)      to pay accrued and unpaid interest due on the Class B Notes;

                                    To pay  from  principal  collections  on the
Home Loans:

5) to the Class A Notes, sequentially, the amount necessary to reduce the principal balance of the Class A Notes to the required principal balance for the Class A Notes for that payment date;
6) to the Class M Notes, the amount necessary to reduce the principal balance of that class to the required principal balance for the Class M Notes for that payment date;
7) to the Class B Notes, the amount necessary to reduce the principal balance of that class to the required principal balance for the Class B Notes for that payment date;

8) to the Class M Notes, the amount of any losses that were previously allocated to the Class M Notes and not previously paid, plus interest thereon;

9) to the Class B Notes, the amount of any losses that were previously allocated to the Class B Notes and not previously paid, plus interest thereon;

10) to reimburse the Credit Enhancer for any prior draws on the policy, with interest;

                                    To pay  from  excess  interest  on the  Home
                                    Loans,  the amount necessary to increase the
                                    amount  of   overcollateralization   to  the
                                    required overcollateralization level in the following order:

11) to the Class A Notes, sequentially, until the principal balance of the Class A Notes is reduced to the required principal balance for the Class A Notes for that payment date;
12) to the Class M Notes, until the principal balance of that class is reduced to the required principal balance for the Class M Notes for that payment date;
13) to the Class B Notes, until the principal balance of that class is reduced to the required principal balance for the Class B Notes for that payment date;


                                    To pay from any remaining excess interest on
the home loans:

14) to pay the Credit Enhancer any other amounts owed to it pursuant to the insurance agreement, with interest;

15) to the Class M Notes, the amount of any losses that were previously allocated to the Class M Notes and not previously paid, plus interest thereon;

16) to the Class B Notes, the amount of any losses that were previously allocated to the Class B Notes and not previously paid, plus interest thereon;


Bear Stearns                                                             Page5

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

17) to pay the indenture trustee any unpaid expenses and other reimbursable amounts owed to the indenture trustee; and

18) to pay any remaining amount to the holder of the Certificates. For at least three years after the closing date, no principal payments will be distributed to the Class M Notes and Class B Notes unless the principal balances of the Class A Notes have been reduced to zero.

Overcollateralization Stepdown Date: The first payment date occurring after the payment date in September 2003, as to which the aggregate of the Note balances of the Senior Notes has been reduced to the excess of (a) the aggregate principal balances of the Home Loans as of the preceding due period over (b) the greater of (i) approximately [32.00]% of the aggregate principal balances of the Home Loans as of the preceding due period plus the required overcollateralization amount for such payment date (calculated without giving effect to the proviso in the definition thereof) and (ii) 0.50% of the initial pool principal balance.



Bear Stearns                                                             Page 6

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

                        Summary of Expected Subordination


    Prior to the Overcollateralization Stepdown Date:
------------------------------- -------------------- -------------------------- ------------------
                                                              Initial            Expected Total
Offered                          Expected Initial      Overcollateralization      Target Credit
Notes                            Subordination(a)            Target(b)             Enhancement
------------------------------- -------------------- -------------------------- ------------------
------------------------------- -------------------- -------------------------- ------------------
Class A Notes                        [16.00]%                [11.50]%               [27.50]%
------------------------------- -------------------- -------------------------- ------------------
------------------------------- -------------------- -------------------------- ------------------
Class M Notes                         [6.00]%                [11.50]%               [17.50]%
                                                     -------------------------- ------------------
------------------------------- -------------------- -------------------------- ------------------
Class B Notes                         [0.00]%                [11.50]%               [11.50]%
------------------------------- -------------------- -------------------------- ------------------

(a) Represents the expected amount of note subordination for each class of notes as of the Closing Date.

(b)  The overcollateralization amount will equal [6.00]% as of the closing date.
     Excess spread, if available, will be applied to make accelerated payments of principal until the overcollateralization amount equals the targeted overcollateralization amount, which is equal to [11.50]% of the initial collateral amount (including amounts on deposit in the Pre-Funding Account as of the Closing Date).



    On or after the Overcollateralization Stepdown Date:
------------------------------ --------------------- ------------------------- -------------------
Offered                           Subordination       Overcollateralization      Target Credit
Notes                               Target(a)               Target(b)             Enhancement
------------------------------ --------------------- ------------------------- -------------------
------------------------------ --------------------- ------------------------- -------------------
Class A Notes                        [32.00]%                [23.00]%               [55.00]%
------------------------------ --------------------- ------------------------- -------------------
------------------------------ --------------------- ------------------------- -------------------
Class M Notes                        [12.00]%                [23.00]%               [35.00]%
                                                     ------------------------- -------------------
------------------------------ --------------------- ------------------------- -------------------
Class B Notes                        [0.00]%                 [23.00]%               [23.00]%
------------------------------ --------------------- ------------------------- -------------------



(a) Represents the expected amount of note subordination for each class of notes after the Overcollateralization Stepdown Date.

(b)  On  or  after  the   Overcollateralization   Stepdown   Date,   the  target
     overcollateralization amount is allowed to step down to the targeted percentage of the then current collateral amount.



Bear Stearns                                                             Page 7

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

ClassB Required Principal Balance: With respect to any payment date prior to the overcollateralization stepdown date, zero; and with respect to any other payment date, the aggregate principal balances of the Home Loans as of the end of the preceding collection period minus the sum of (a) the aggregate of the class principal balances of each class of the Senior Notes and the Class M Notes (after taking into account payments made on such payment date in reduction of such class principal balances) and (b) the greater of the required overcollateralization amount for such payment date (calculated without giving effect to the proviso in the definition thereof) and (ii) 0.50% of the initial pool principal balance.

ClassM Required Principal Balance: With respect to any payment date prior to the overcollateralization stepdown date, zero; and with respect to any other payment date, the aggregate principal balances of the Home Loans as of the end of the preceding collection period minus the sum of (a) the aggregate of the class principal balances of each class of the Senior Notes (after taking into account payments made on such payment date in reduction of such class principal balances) and (b) the greater of (i) approximately [12.00]% of the aggregate principal balances of the Home Loans as of the preceding collection period plus the required overcollateralization amount for such payment date (calculated without giving effect to the proviso in the definition thereof) and (ii) 0.50% of the initial pool principal balance.

Senior Required Principal Balance: With respect to any payment date prior to the overcollateralization stepdown date, zero; and with respect to any other payment date, an amount equal to the aggregate principal balances of the Home Loans as of the preceding collection period minus the greater of (a) approximately [32.00]% of the aggregate principal balances of the Home
     Loans as of the preceding collection period plus the required overcollateralization amount for such payment date (calculated without giving effect to the proviso in the definition thereof) and (b) 0.50% of the initial pool principal balance.



Servicing Fee: The servicing fee to be paid to the Servicer as compensation for servicing the Home Loans will be 0.50% per annum. The servicing fee will be computed and payable monthly.


Advancing: There is no required advancing of delinquent principal or interest by the Servicer, the Trustees, the Credit Enhancer or any other entity.



Bear Stearns                                                             Page 8

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

Credit  Enhancement:  Credit  enhancement  with  respect  to the  Notes  will be provided by (1) excess spread, (2) overcollateralization and (3) subordination. Additional credit enhancement for the Class A Notes will be provided through the Note Insurance Policy.

     Excess Spread. The weighted average Home Loan Rate is generally expected to be higher than the sum of (a) the servicing fee, (b) the weighted average Note Rate and (c) the Credit Enhancer premium. On each Payment Date, excess spread generated during the related collection period will be available to cover losses and build overcollateralization on such Payment Date.

     Overcollateralization: Excess spread will be applied, to the extent available, to make accelerated payments of principal to the securities then entitled to receive payments of principal; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the Home Loans, resulting in overcollateralization. On the Closing Date, an amount, (the "Original Overcollateralization Amount") equal to [6.00]% of the initial Pool Principal Balance of the Loans will be retained as overcollateralization and thereafter excess spread will be used to pay down the Notes such that, prior to the Stepdown Date, the "Required Overcollateralization Amount" will be equal to [11.50]% of the initial Pool Principal Balance. On or after the Stepdown Date, the "Required Overcollateralization Amount" will be permitted to decrease proportionately, subject to a floor of 0.50% of the original Pool Principal Balance.

     Subordination: The Class B Notes will be subordinate to the Class M Notes and the Class M Notes will be subordinate to the Class A Notes.

     Note Insurance Policy: For the Class A Notes, the Credit Enhancer will unconditionally and irrevocably guarantee: (a) timely payment of interest,
     (b) the amount of any losses allocated thereon and not covered by other forms of credit enhancement, and (c) the payment of principal on the Class A Notes by no later than their respective final scheduled maturity dates. The Insurance Policy is not cancelable for any reason.

Optional Redemption: The Servicer may, at its option, effect an early redemption or termination of the Notes on or after any Payment Date when the current Pool Principal Balance declines to 10% or less of the sum of (x) the initial Pool Principal Balance and (y) the amount on deposit in the prefunding account as of the closing date (the "Step-up Date").



Bear Stearns                                                             Page 9

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

Allocation                          of  Losses:  So long  as any  Class B or any
                                    Class M Notes remain outstanding, losses on the Home Loans will be allocated first to the Class B Notes and then to the Class M
                                    Notes, and the other classes of Notes will not bear any portion of such losses.


Priority of Distributions: The priority in which distributions are made ("Priority of Payments" shown above) on the Notes also provides credit enhancement for certain classes of Notes. This manner of distributions ensures that any shortfall in amounts owed on the Notes is borne first by the most subordinate class of Notes.

                                    Allocating all principal payments on the Home Loans to the Class A Notes in the early years provides additional credit enhancement for the Class A Notes by preserving a greater portion of the principal balances of the Class B and Class M Notes for absorption of losses.

Tax Status: For federal income tax purposes, the Notes will be characterized as indebtedness of the issuer.

ERISA                               Eligibility:  The Notes may be  purchased by
                                    employee   benefit   plans  subject  to  the
                                    requirements of ERISA.

SMMEA Treatment: The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

Ratings: It is a condition to the issuance of the Class A Notes that they receive ratings of Aaa/AAA/AAA by Moody's Investors Service, Standard and Poors and Fitch Ratings, respectively; that the Class M Notes receive ratings of A2/A/A by Moody's Investors Service, Standard and Poors and Fitch Ratings, respectively; and that the Class B Notes receive ratings BBB/BBB by Standard and Poors and Fitch Ratings, respectively.



Bear Stearns                                                           Page 10
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY

                       Reward Loans

 Cut-Off Date                        9/1/00

 Total Outstanding Balance:          $256,752,223.07

 Number of Loans:                    9,684

 Average Remaining Balance:          $26,513.03  (range: $29.08 -
                        $64,971.01)

 WA Home Loan Rate:                  15.973%  (range: 10.000% - 18.500%)

 Original Weighted Average Term:     253 months

 Remaining Weighted Average Term:    251 months

 Lien Position:                      0.40% first, 99.60% second.

 WA CLTV Ratio:                      103.96% (range: 4.13% - 124.95%)

 WA FICO Score:                      615

 WA DTI Ratio:                       38.90% (7.53% - 50.00%)

 WA Junior Ratio:                    21.45% (3.46% - 83.54%)

 Documentation:                      100.00% full documentation

 Property Type:                      87.43% single family,
                       6.97% condo,
                     3.60% townhouse,
                        2.00% PUD.

 Owner Occupancy:                    100.00% owner occupied

 FHLMC Eligibility (by Loan          94.66%
 Balances)

 Geographic Distribution:            CA (24.58%), NJ (5.34%), FL (5.11%).
 (all states >= 5.00%)



Bear Stearns                                                             Page 11
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

--------------------------------------------------------------------------------


Initial Home Loan Characteristics


Set forth below is a description of certain characteristics of the Initial Home Loans as of the Cut-Off Date. Unless otherwise specified, all principal balances of the Initial Home Loans are as of the Cut-Off Date and are rounded to the nearest dollar. All percentages are approximate percentages by aggregate principal balance as of the Cut-Off Date (except as indicated otherwise).



                                         Property Type

                                                                   Aggregate       Percentage of
------------------------------------  ------------------              Unpaid             Cut-Off
                                                                   Principal      Date Aggregate
                                               Number of             Balance   Principal Balance
Property Type                         Initial Home Loans
Single Family                                      8,437     $224,474,220.60              87.43%
Condo                                                711       17,894,556.01                6.97
Townhouse                                            339        9,236,557.61                3.60
PUD                                                  197        5,146,888.85                2.00
                                                     ---        ------------                ----
                               Total               9,684     $256,752,223.07             100.00%





                                       Principal Balances

                                                                    Aggregate       Percentage of
-------------------------------------  ------------------              Unpaid             Cut-Off
                                                                    Principal      Date Aggregate
                                                Number of             Balance   Principal Balance
Range of Principal Balances ($)        Initial Home Loans
          $0.00   to    $25,000.00                  5,374     $101,222,875.00              39.42%
     $25,000.01   to    $50,000.00                  4,306      155,293,027.58               60.48
     $50,000.01   to    $75,000.00                      4          236,320.49                0.09
                                                        -          ----------                ----
                                Total               9,684     $256,752,223.07             100.00%

The average Principal Balance of the Initial Home Loans as of the Cut-Off Date is approximately $26,513.03.




Bear Stearns                                                             Page 12
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

--------------------------------------------------------------------------------



                                        Original Balances

                                                                    Aggregate       Percentage of
-------------------------------------  ------------------              Unpaid             Cut-Off
                                                                    Principal      Date Aggregate
                                                Number of             Balance   Principal Balance
Range of Original Balances ($)         Initial Home Loans
          $0.00   to    $25,000.00                  5,359     $100,886,320.53              39.29%
     $25,000.01   to    $50,000.00                  4,321      155,629,582.05               60.61
     $50,000.01   to    $75,000.00                      4          236,320.49                0.09
                                                        -          ----------                ----
                                Total               9,684     $256,752,223.07             100.00%

The  average  Original  Balance  of the  Initial  Home  Loans  is  approximately
$26,602.77.







                                  Combined Loan-to-Value Ratios

                                                                    Aggregate       Percentage of
-------------------------------        ------------------              Unpaid             Cut-Off
                                                                    Principal      Date Aggregate
Range of Combined                               Number of             Balance   Principal Balance
Loan-to-Value Ratios (%)               Initial Home Loans
     0.01%  to   30.00%                                12         $313,800.56               0.12%
    30.01%  to   40.00%                                 5          129,505.20                0.05
    40.01%  to   50.00%                                18          415,815.45                0.16
    50.01%  to   60.00%                                26          680,190.16                0.26
    60.01%  to   70.00%                                63        1,602,330.81                0.62
    70.01%  to   80.00%                               142        3,808,289.18                1.48
    80.01%  to   90.00%                               414       10,676,127.12                4.16
    90.01%  to   95.00%                               506       13,549,467.75                5.28
    95.01%  to   100.00%                              862       22,858,022.56                8.90
   100.01%  to   105.00%                            1,487       40,500,016.02               15.77
   105.01%  to   110.00%                            6,105      161,178,891.53               62.78
   110.01%  to   115.00%                               29          685,787.39                0.27
   115.01%  to   120.00%                               10          227,239.77                0.09
   120.01%  to   125.00%                                4          116,751.82                0.05
       N/A                                              1            9,987.75                0.00
                                                        -            --------                ----
                                Total               9,684     $256,752,223.07             100.00%


The minimum and maximum Combined Loan-to-Value Ratios of the Initial Home Loans as of the Cut-Off Date are approximately 4.13% and 124.95%, respectively, and the weighted average Combined Loan-to-Value Ratio of the Initial Home Loans as of the Cut-Off Date is approximately 103.96%.



Bear Stearns                                                             Page 13
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

-------------------------------------------------------------------------------



                                    Geographical Distributions

                                                                      Aggregate       Percentage of
-------------------------------------  -------------------               Unpaid             Cut-Off
                                                                      Principal      Date Aggregate
                                                 Number of              Balance   Principal Balance
Location                                Initial Home Loans
California                                           2,175       $63,102,693.66              24.58%
New Jersey                                             484        13,703,068.97                5.34
Florida                                                521        13,128,306.59                5.11
Ohio                                                   504        12,051,405.25                4.69
Virginia                                               435        11,150,670.95                4.34
Illinois                                               434        10,969,465.07                4.27
Washington                                             336         9,107,369.32                3.55
North Carolina                                         300         8,661,373.44                3.37
Georgia                                                327         8,316,536.33                3.24
New York                                               281         8,215,207.25                3.20
Pennsylvania                                           320         8,080,515.94                3.15
Maryland                                               309         7,595,405.41                2.96
Michigan                                               280         6,887,078.66                2.68
Alabama                                                245         6,287,834.77                2.45
Arizona                                                187         5,132,203.70                2.00
Other                                                2,546        64,363,087.76               25.07
                                                     -----        -------------               -----
                                Total                9,684      $256,752,223.07             100.00%

The reference to "Other" in the preceding table includes states and the District of Columbia that contain mortgaged properties for less than 2.00% of the Home
Loan pool.








Bear Stearns                                                             Page 14
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

--------------------------------------------------------------------------------




                                       Junior Ratios(1)(2)

                                                                    Aggregate       Percentage of
-------------------------------        ------------------              Unpaid             Cut-Off
                                                                    Principal      Date Aggregate
                                                Number of             Balance   Principal Balance
Range of Junior Ratios (%)             Initial Home Loans
      0.0001%  to   5.0000%                             4          $70,045.77               0.03%
      5.0001%  to   10.0000%                          522        9,055,408.11                3.54
     10.0001%  to   15.0000%                        2,334       48,697,367.17               19.04
     15.0001%  to   20.0000%                        2,778       71,975,270.48               28.15
     20.0001%  to   25.0000%                        1,869       54,574,677.77               21.34
     25.0001%  to   30.0000%                        1,105       35,930,639.78               14.05
     30.0001%  to   35.0000%                          546       18,078,856.09                7.07
     35.0001%  to   40.0000%                          243        8,536,960.05                3.34
     40.0001%  to   45.0000%                          120        4,079,748.44                1.60
     45.0001%  to   50.0000%                           67        2,412,898.15                0.94
     50.0001%  to   55.0000%                           21          761,163.42                0.30
     55.0001%  to   60.0000%                           19          741,045.53                0.29
     60.0001%  to   65.0000%                           11          429,866.38                0.17
     65.0001%  to   70.0000%                            2           92,364.92                0.04
     70.0001%  to   75.0000%                            4          162,126.62                0.06
     75.0001%  to   80.0000%                            1           29,791.21                0.01
     80.0001%  to   85.0000%                            2           89,633.65                0.04
                                                        -           ---------                ----
                                Total               9,648     $255,717,863.54             100.00%


(1) The Junior Ratio of a Home Loan is the ratio (expressed as a percentage) of the outstanding balance of such Home Loan to the sum of such outstanding balance and the outstanding balance of any senior mortgage computed as of the date such Home Loan is underwritten.

(2) The weighted average Junior Ratio of the Initial Home Loans as of the Cut-Off Date is approximately 21.45%.




Bear Stearns                                                             Page 15
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

--------------------------------------------------------------------------------




                                           Loan Rates

                                                                    Aggregate       Percentage of
--------------------------             ------------------              Unpaid             Cut-Off
                                                                    Principal      Date Aggregate
                                                Number of             Balance   Principal Balance
Range of Loan Rates(%)                 Initial Home Loans
    10.0000%  to  10.4999%                              6         $183,388.83               0.07%
    10.5000%  to  10.9999%                              3           62,130.29                0.02
    11.0000%  to  11.4999%                              1           18,488.25                0.01
    11.5000%  to  11.9999%                              4          147,267.98                0.06
    12.0000%  to  12.4999%                              6          188,230.34                0.07
    12.5000%  to  12.9999%                            139        3,464,953.81                1.35
    13.0000%  to  13.4999%                             11          294,914.04                0.11
    13.5000%  to  13.9999%                            217        6,404,427.44                2.49
    14.0000%  to  14.4999%                             22          631,577.61                0.25
    14.5000%  to  14.9999%                          2,427       65,691,537.22               25.59
    15.0000%  to  15.4999%                             11          342,862.13                0.13
    15.5000%  to  15.9999%                          3,744      100,614,432.07               39.19
    16.0000%  to  16.4999%                             24          757,308.57                0.29
    16.5000%  to  16.9999%                          2,011       51,331,731.33               19.99
    17.0000%  to  17.4999%                              8          202,650.66                0.08
    17.5000%  to  17.9999%                          1,047       26,361,353.14               10.27
    18.0000%  to  18.4999%                              1           16,987.85                0.01
    18.5000%  to  18.9999%                              2           37,981.51                0.01
                                                        -           ---------                ----
                                Total               9,684     $256,752,223.07             100.00%


The weighted average Loan Rate of the Initial Home Loans as of the Cut-Off Date is approximately 15.973%.


                             Months Remaining to Scheduled Maturity

                                                                    Aggregate       Percentage of
-------------------------------        ------------------              Unpaid             Cut-Off
                                                                    Principal      Date Aggregate
                                                Number of             Balance   Principal Balance
Range of Remaining Term                Initial Home Loans
        61  to   120                                   55        1,300,728.79               0.51%
       121  to   180                                3,806       94,528,548.95              36.82%
       181  to   240                                  271        7,648,408.58               2.98%
       241  to   300                                5,552      153,274,536.75              59.70%
                                                    -----      --------------              ------
                                Total               9,684     $256,752,223.07             100.00%

The weighted average months remaining to scheduled  maturity of the Initial Home
Loans as of the Cut-Off Date is approximately 251 months.


Bear Stearns                                                             Page 16
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT
     ---------------------------------------------------------------------------


                                          Lien Priority

                                                                    Aggregate       Percentage of
-------------------------------        ------------------              Unpaid             Cut-Off
                                                                    Principal      Date Aggregate
                                                Number of             Balance   Principal Balance
Lien Position                          Initial Home Loans
First                                                  36       $1,034,359.53               0.40%
Second                                              9,648      255,717,863.54               99.60
                                                    -----      --------------               -----
                                Total               9,684     $256,752,223.07             100.00%



                                      Debt-to-Income Ratios

                                                                     Aggregate        Percentage of
  -----------------------------------  -------------------              Unpaid              Cut-Off
                                                                     Principal       Date Aggregate
                                                 Number of             Balance    Principal Balance
  Range of Debt-to-Income Ratios (%)    Initial Home Loans
      5.001% to10.000%                                   3          $78,768.60                0.03%
     10.001% to15.000%                                  12          248,180.94                 0.10
     15.001% to20.000%                                  87        2,027,976.44                 0.79
     20.001% to25.000%                                 320        7,597,445.96                 2.96
     25.001% to30.000%                                 795       19,534,887.21                 7.61
     30.001% to35.000%                               1,598       40,177,748.96                15.65
     35.001% to40.000%                               2,210       56,645,963.27                22.06
     40.001% to45.000%                               3,303       89,060,079.46                34.69
     45.001% to50.000%                               1,356       41,381,172.23                16.12
                                                     -----       -------------                -----
                                Total                9,684     $256,752,223.07              100.00%

The weighted average Debt-to-Income Ratio of the Initial Home Loans as of the Cut-Off Date is approximately 38.90%.





                                       Documentation Type

                                                                    Aggregate       Percentage of
-------------------------------------  ------------------              Unpaid             Cut-Off
                                                                    Principal      Date Aggregate
                                                Number of             Balance   Principal Balance
Documentation Level                    Initial Home Loans
Full Documentation                                  9,684     $256,752,223.07             100.00%
                                                    -----     ---------------             -------
                                Total               9,684     $256,752,223.07             100.00%







Bear Stearns                                                             Page 17
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

--------------------------------------------------------------------------------

                                        Occupancy Types

                                                                   Aggregate       Percentage of
------------------------------------  ------------------              Unpaid             Cut-Off
                                                                   Principal      Date Aggregate
Occupancy                                      Number of             Balance   Principal Balance
(as indicated by Borrower)            Initial Home Loans
Owner Occupied                                     9,684     $256,752,223.07             100.00%
                                                   -----     ---------------             -------
                                                   9,684     $256,752,223.07             100.00%
                               Total


                                          Loan Purpose

                                                                   Aggregate       Percentage of
------------------------------------  ------------------              Unpaid             Cut-Off
                                                                   Principal      Date Aggregate
                                               Number of             Balance   Principal Balance
Loan Purpose                          Initial Home Loans
Debt Consolidation                                 4,823     $136,555,501.49              53.19%
Cash Out                                           4,804      118,690,507.08               46.23
Refinance (rate & term)                               56        1,479,331.51                0.58
N/A                                                    1           26,882.99                0.01
                                                       -           ---------                ----
                                                   9,684     $256,752,223.07             100.00%
                               Total



                              Disposable Income of Borrowers(1)(2)

                                                                    Aggregate       Percentage of
--------------------------------------  -----------------              Unpaid             Cut-Off
                                                                    Principal      Date Aggregate
Range of                                        Number of             Balance   Principal Balance
Disposable Monthly Income of Borrower        Initial Home
($)                                                 Loans
      $1,500.00   to    $2,000.00                     579       12,693,324.05               4.94%
      $2,000.01   to    $3,000.00                   4,127       98,841,366.59               38.50
      $3,000.01   to    $4,000.00                   2,674       72,832,109.55               28.37
      $4,000.01   to    $5,000.00                   1,274       38,043,049.87               14.82
      $5,000.01   to    $6,000.00                     557       17,690,562.33                6.89
      $6,000.01   to    $7,000.00                     240        7,848,428.81                3.06
      $7,000.01   to    $8,000.00                     117        4,336,816.62                1.69
      $8,000.01   to    $9,000.00                      50        1,781,894.98                0.69
      $9,000.01   to    $10,000.00                     28        1,148,194.11                0.45
     $10,000.01    &    greater                        38        1,536,476.16                0.60
                                                       --        ------------                ----
                                 Total              9,684     $256,752,223.07             100.00%


(1) Determined on a pretax basis by subtracting the borrower's monthly debt service on outstanding debt from the borrower's monthly income.

(2) The average Disposable Monthly Income of the Borrower of the Initial Home Loans as of the Cut-Off Date is approximately $3,385.71.





Bear Stearns                                                             Page 18
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

--------------------------------------------------------------------------------



                  Credit Scores as of the Date of Origination of the Home Loans

                                                                     Aggregate        Percentage of
  -----------------------------------  -------------------              Unpaid              Cut-Off
                                                                     Principal       Date Aggregate
  Range of Credit Scores as of the               Number of             Balance    Principal Balance
  Date of Origination of the Loans      Initial Home Loans

         560 to579                                     145       $4,447,854.68                1.73%
         580 to599                                   2,725       72,316,631.14                28.17
         600 to619                                   2,784       72,674,224.67                28.31
         620 to639                                   2,553       68,111,173.72                26.53
         640 to659                                   1,352       35,783,211.40                13.94
         660 to679                                      92        2,522,556.92                 0.98
         680 to699                                      21          556,108.88                 0.22
         700 to719                                       4          103,233.77                 0.04
         720 to739                                       5          130,330.81                 0.05
         740 to759                                       3          106,897.08                 0.04
                                                         -          ----------                 ----
                                Total                9,684     $256,752,223.07              100.00%


The weighted average Credit Score of the Borrower of the Initial Home Loans as of the Cut-Off Date is approximately 615.


The information set forth in the preceding sections is based upon information provided by the Seller and tabulated by the Depositor. The Depositor makes no representation as to the accuracy or completeness of such information.



Bear Stearns                                                             Page 19
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

                               SENSITIVITY TABLES




Class A-1 (to call)
-----------------------------------------------------------------------------------------------------
PPC                                         0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                      7.42       2.24       1.76       1.50      1.33       1.21
Modified Duration (years)                 5.27       1.96       1.58       1.36      1.22       1.12
First Principal Payment             10/25/2000 10/25/2000 10/25/2000 10/25/2000 10/25/200010/25/2000
Last Principal Payment              08/25/2013 03/25/2005 02/25/2004 06/25/2003 02/25/200311/25/2002
Principal Lockout (months)                   0          0          0          0         0          0
Principal Window (months)                  155         54         41         33        29         26
Illustrative Yield @ Par (30/360)        6.98%      6.97%      6.97%      6.97%     6.97%      6.97%
-----------------------------------------------------------------------------------------------------
                                                          -----------

Class A-2 (to call)
-----------------------------------------------------------------------------------------------------
PPC                                         0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                                ----------
Average Life (years)                     13.46       4.96       3.69       3.00      2.57       2.28
Modified Duration (years)                 8.26       4.01       3.12       2.60      2.27       2.03
First Principal Payment             08/25/2013 03/25/2005 02/25/2004 06/25/2003 02/25/200311/25/2002
Last Principal Payment              09/25/2014 02/25/2006 09/25/2004 12/25/2003 06/25/200302/25/2003
Principal Lockout (months)                 154         53         40         32        28         25
Principal Window (months)                   14         12          8          7         5          4
Illustrative Yield @ Par (30/360)        7.46%      7.39%      7.36%      7.33%     7.30%      7.27%
-----------------------------------------------------------------------------------------------------

Class A-3 (to call)
-----------------------------------------------------------------------------------------------------
PPC                                         0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                     17.03       7.64       5.66       4.50      3.76       3.23
Modified Duration (years)                 9.20       5.55       4.41       3.66      3.15       2.76
First Principal Payment             09/25/2014 02/25/2006 09/25/2004 12/25/2003 06/25/200302/25/2003
Last Principal Payment              05/25/2022 02/25/2012 04/25/2009 07/25/2007 04/25/200606/25/2005
Principal Lockout (months)                 167         64         47         38        32         28
Principal Window (months)                   93         73         56         44        35         29
Illustrative Yield @ Par (30/360)        7.65%      7.61%      7.59%      7.56%     7.54%      7.52%
-----------------------------------------------------------------------------------------------------
                                                          -----------

Class A-4 (to call)
-----------------------------------------------------------------------------------------------------
PPC                                         0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                     23.16      14.33      11.31       9.08      7.46       6.30
Modified Duration (years)                10.25       8.24       7.18       6.22      5.42       4.77
First Principal Payment             05/25/2022 02/25/2012 04/25/2009 07/25/2007 04/25/200606/25/2005
Last Principal Payment              06/25/2024 07/25/2016 05/25/2013 12/25/2010 02/25/200910/25/2007
Principal Lockout (months)                 259        136        102         81        66         56
Principal Window (months)                   26         54         50         42        35         29
Illustrative Yield @ Par (30/360)        8.03%      8.02%      8.01%      8.00%     7.99%      7.97%
-----------------------------------------------------------------------------------------------------



Bear Stearns                                                           Page 20

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational
Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns &
Co. Inc




Class M (to call)
-----------------------------------------------------------------------------------------------------
PPC                                         0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                     20.94      11.51       8.87       7.08      5.84       4.99
Modified Duration (years)                 9.24       6.85       5.81       4.98      4.33       3.84
First Principal Payment             10/25/2015 04/25/2007 07/25/2005 07/25/2004 12/25/200311/25/2003
Last Principal Payment              06/25/2024 07/25/2016 05/25/2013 12/25/2010 02/25/200910/25/2007
Principal Lockout (months)                 180         78         57         45        38         37
Principal Window (months)                  105        112         95         78        63         48
Illustrative Yield @ Par (30/360)        8.82%      8.80%      8.78%      8.76%     8.75%      8.73%
-----------------------------------------------------------------------------------------------------

Class B (to call)
-----------------------------------------------------------------------------------------------------
PPC                                         0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                     20.94      11.51       8.87       7.08      5.84       4.98
Modified Duration (years)                 9.05       6.75       5.74       4.93      4.29       3.80
First Principal Payment             10/25/2015 04/25/2007 07/25/2005 07/25/2004 12/25/200310/25/2003
Last Principal Payment              06/25/2024 07/25/2016 05/25/2013 12/25/2010 02/25/200910/25/2007
Principal Lockout (months)                 180         78         57         45        38         36
Principal Window (months)                  105        112         95         78        63         49
Illustrative Yield @ Par (30/360)        9.10%      9.08%      9.07%      9.05%     9.03%      9.01%
-----------------------------------------------------------------------------------------------------




Bear Stearns                                                             Page 21
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

                                  SENSITIVITY TABLES



Class A-1 (to maturity)
-----------------------------------------------------------------------------------------------------
PPC                                         0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                      7.42       2.24       1.76       1.50      1.33       1.21
Modified Duration (years)                 5.27       1.96       1.58       1.36      1.22       1.12
First Principal Payment             10/25/2000 10/25/2000 10/25/2000 10/25/2000 10/25/200010/25/2000
Last Principal Payment              08/25/2013 03/25/2005 02/25/2004 06/25/2003 02/25/200311/25/2002
Principal Lockout (months)                   0          0          0          0         0          0
Principal Window (months)                  155         54         41         33        29         26
Illustrative Yield @ Par (30/360)        6.98%      6.97%      6.97%      6.97%     6.97%      6.97%
-----------------------------------------------------------------------------------------------------

Class A-2 (to maturity)
-----------------------------------------------------------------------------------------------------
PPC                                         0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                     13.46       4.96       3.69       3.00      2.57       2.28
Modified Duration (years)                 8.26       4.01       3.12       2.60      2.27       2.03
First Principal Payment             08/25/2013 03/25/2005 02/25/2004 06/25/2003 02/25/200311/25/2002
Last Principal Payment              09/25/2014 02/25/2006 09/25/2004 12/25/2003 06/25/200302/25/2003
Principal Lockout (months)                 154         53         40         32        28         25
Principal Window (months)                   14         12          8          7         5          4
Illustrative Yield @ Par (30/360)        7.46%      7.39%      7.36%      7.33%     7.30%      7.27%
-----------------------------------------------------------------------------------------------------

Class A-3 (to maturity)
-----------------------------------------------------------------------------------------------------
PPC                                         0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                     17.03       7.64       5.66       4.50      3.76       3.23
Modified Duration (years)                 9.20       5.55       4.41       3.66      3.15       2.76
First Principal Payment             09/25/2014 02/25/2006 09/25/2004 12/25/2003 06/25/200302/25/2003
Last Principal Payment              05/25/2022 02/25/2012 04/25/2009 07/25/2007 04/25/200606/25/2005
Principal Lockout (months)                 167         64         47         38        32         28
Principal Window (months)                   93         73         56         44        35         29
Illustrative Yield @ Par (30/360)        7.65%      7.61%      7.59%      7.56%     7.54%      7.52%
-----------------------------------------------------------------------------------------------------

Class A-4 (to maturity)
-----------------------------------------------------------------------------------------------------
PPC                                         0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                     23.40      15.93      12.73      10.32      8.56       7.26
Modified Duration (years)                10.29       8.61       7.59       6.67      5.88       5.23
First Principal Payment             05/25/2022 02/25/2012 04/25/2009 07/25/2007 04/25/200606/25/2005
Last Principal Payment              09/25/2025 12/25/2024 06/25/2023 07/25/2020 05/25/201712/25/2014
Principal Lockout (months)                 259        136        102         81        66         56
Principal Window (months)                   41        155        171        157       134        115
Illustrative Yield @ Par (30/360)        8.03%      8.04%      8.04%      8.04%     8.03%      8.03%
-----------------------------------------------------------------------------------------------------



Bear Stearns                                                             Page 22
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc


Class M (to maturity)
-----------------------------------------------------------------------------------------------------
PPC                                         0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                     21.06      12.28       9.54       7.66      6.36       5.44
Modified Duration (years)                 9.26       7.01       5.99       5.17      4.54       4.05
First Principal Payment             10/25/2015 04/25/2007 07/25/2005 07/25/2004 12/25/200311/25/2003
Last Principal Payment              07/25/2025 06/25/2024 03/25/2022 09/25/2018 08/25/201508/25/2013
Principal Lockout (months)                 180         78         57         45        38         37
Principal Window (months)                  118        207        201        171       141        118
Illustrative Yield @ Par (30/360)        8.82%      8.81%      8.80%      8.79%     8.78%      8.76%
-----------------------------------------------------------------------------------------------------

Class B (to maturity)
-----------------------------------------------------------------------------------------------------
PPC                                         0%        50%        75%       100%      125%       150%
-----------------------------------------------------------------------------------------------------
                                                                     ---------------------
Average Life (years)                     21.05      12.26       9.50       7.61      6.33       5.40
Modified Duration (years)                 9.06       6.90       5.90       5.11      4.48       3.99
First Principal Payment             10/25/2015 04/25/2007 07/25/2005 07/25/2004 12/25/200310/25/2003
Last Principal Payment              06/25/2025 11/25/2023 11/25/2020 03/25/2017 08/25/201408/25/2012
Principal Lockout (months)                 180         78         57         45        38         36
Principal Window (months)                  117        200        185        153       129        107
Illustrative Yield @ Par (30/360)        9.11%      9.09%      9.08%      9.07%     9.06%      9.05%
-----------------------------------------------------------------------------------------------------




Bear Stearns                                                             Page 23
Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc

***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************